                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[ X ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-l2

                        AMERICAN CENTURY MUNICIPAL TRUST
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          5)   Total fee paid:

--------------------------------------------------------------------------------

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

--------------------------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          3)   Filing Party:

--------------------------------------------------------------------------------

          4)   Date Filed:

--------------------------------------------------------------------------------

Dear [Shareholder],

It was a pleasure  speaking with you last week regarding  your American  Century investment.  I enjoyed our discussion very much, and I appreciate you taking the time to talk with me. I hope the information I shared with you was helpful.

As we  discussed,  I am  following  up on our  conversation  with a copy  of the current proxy  statements.  As the majority  shareholder in the Advisor Class of our Tax-Free Bond fund,  your vote is critical in our efforts to achieve  quorum in our ongoing proxy  solicitation  process.  We would  appreciate  your serious consideration very much.

While I know you currently  have  reservations  about the  significance  of your vote,  it's  important  for you to know that two  different  independent  bodies recommend  that  shareholders  vote in favor of the  resolutions  listed  in the proxy.

     1.   INSTITUTIONAL  SHAREHOLDER  SERVICES  (ISS)  - ISS is a  company  that provides  in-depth,  objective  proxy  research and provides  informed voting  recommendations  to  shareholders.  Their  mission  is to help
          shareholders   manage  risk  and  drive  value.   They  have  publicly
          recommended that shareholders vote in favor of these proposals.

     2.   THE BOARD OF TRUSTEES FOR TAX-FREE  BOND - The Board,  which  includes all of the  independent  trustees,  also  unanimously  recommends that
          shareholders  vote  for  the  proposals.   Keep  in  mind  that  these
          independent members of the Board are not employees of American Century
          Investments,  and it's their job to oversee the funds on behalf of the shareholders.  They are the shareholders' advocate and have determined that these proposals are in the best interest of shareholders.

The  easiest  and  quickest  way to vote is on-line or by phone.  To vote on the internet,  go to  www.proxyweb.com.  You  will  need  your  proxy  card  control number(s)  from the  information  mailed to you to utilize the web site.  If you don't have access to that or prefer to call, phone toll-free at 877-256-6083 and a proxy service representative will assist you.

I am happy to  answer  any  additional  questions  you may  have.  Please  don't hesitate to contact me at your convenience.

Thank you again for your time and consideration.

Sincerely,

David Larrabee, Senior Vice President
American Century Investments
4500 Main Street
Kansas City, MO  64111
816-340-4289

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ THESE DOCUMENTS  BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  YOU
CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE AT THE SEC WEB SITE (WWW.SEC.GOV).  IN
ADDITION,  THE PROXY  STATEMENTS  FILED  WITH THE SEC BY  AMERICAN  CENTURY  ARE
AVAILABLE FREE OF CHARGE BY CALLING 1-877-256-6083.